UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2018 (July 3, 2018)
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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park, Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 3, 2018 (the “Closing Date”), Issuer Direct Corporation, a Delaware corporation (the “Company”) and the Company’s wholly-owned subsidiary ACCESSWIRE Canada, Ltd., a body corporate incorporated under the Business Corporation Act (Alberta) (“ACCESSWIRE Canada”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Fred Gautreau (the “Seller”) whereby ACCESSWIRE purchased all of the outstanding equity securities of Filing Services Canada Inc., a body corporate incorporated under the Business Corporation Act (Alberta), which does business under the tradename FSCwire (“FSCwire”). FSCwire is located in Calgary, Canada and is focused on the Canadian press release distribution market. Subsequent to the Closing Date, FSCwire will be a wholly-owned subsidiary of ACCESSWIRE Canada, which was formed as a wholly-owned subsidiary of the Company for the purposes of the acquisition.

Under the terms of the Purchase Agreement, ACCESSWIRE Canada and the Company will pay to the Seller as follows: (i) a cash payment of USD$1,140,000 paid as of the Closing Date (the “Cash Payment”) and (ii) issue as of the Closing Date the number of shares of “restricted” common stock of the Company (the “Shares”) equal to USD$60,000 divided by the average per share closing price of the Company’s common stock for the 90 calendar days prior to the Closing Date, or 3,402 shares (the “Shares”). Of the Cash Payment, USD$180,000 shall be retained in escrow for a period of eighteen months subject and pursuant to the terms of the Escrow Agreement dated as of the Effective Date between the Company, ACCESSWIRE Canada, the Seller and the escrow agent (the “Escrow Agreement”).

The Purchase Agreement and the FSCwire acquisition are not subject to approval by the shareholders of the Company. The Purchase Agreement contains standard representations and warranties regarding FSCwire and the Seller and certain limited representations and warranties regarding the Company and ACCESSWIRE Canada. The Purchase Agreement contains indemnification provisions for the benefit of the Company, ACCESSWIRE Canada and the Seller. The Company and ACCESSWIRE Canada have the right to offset any claims of indemnification each might have against the funds held in the Escrow Agreement. The Seller agreed to a 2-year non-compete subject as part of the Purchase Agreement.

In connection with the Purchase Agreement, ACCESSWIRE Canada and the Seller entered into an Employment Agreement dated as of the Effective Date whereby the Seller shall serve as ACCESSWIRE Canada’s Director of Corporate Development for a period of two years unless otherwise terminated as described below (the “Employment Agreement”). Under the Employment Agreement, the Seller is entitled to an annual base salary of CDN$130,000. The Seller is also eligible to receive an annual bonus of 15% of his annual base salary upon the achievement of quarterly milestones to be mutually agreed upon by the Seller and ACCESSWIRE Canada.

Pursuant to the Employment Agreement, if the Seller’s employment is terminated upon his disability, by the Seller for good reason (as such term is defined in Employment Agreement), or by us without cause (as such term is defined in Employment Agreement), the Seller will be entitled to receive three months of severance benefits as described in the Employment Agreement. The Employment Agreement also contains certain noncompetition, non-solicitation and confidentiality requirements for the Seller.

This summary of certain terms of the Purchase Agreement, the Escrow Agreement and the Employment Agreement do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, the Escrow Agreement and the Employment Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are hereby incorporated into this Current Report on Form 8-K (this “Form 8-K”) by reference.

The Purchase Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information, or to provide any other factual information, about the Company, ACCESSWIRE Canada, the Seller, FSCwire or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, ACCESSWIRE Canada, FSCwire or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, as applicable, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01of this Form 8-K is incorporated herein by reference in its entirety.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

The issuance and sale of the Shares is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and/or Rule 506 of Regulation D thereunder.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

(b)  Pro forma financial information.

The FSCwire acquisition shall not be deemed a significant acquisition under the requirements of Regulation S-X. As such, no financial statements and pro forma financial information relating to FSCwire are required by this Item 9.01.

(d)  Exhibits

10.1
Stock Purchase Agreement dated July 3, 2018 between Issuer Direct Corporation, ACCESSWIRE Canada Ltd. and Fred Gautreau (schedules and exhibits identified in the Purchase Agreement have been omitted pursuant to Item 601b.2 of Regulation S-K).
10.2
Escrow Agreement dated July 3, 2018 between Issuer Direct Corporation, ACCESSWIRE Canada Ltd., Fred Gautreau and Quick Law Group P.C.
10.3
Employment Agreement dated July 3, 2018 between ACCESSWIRE Canada Ltd. and Fred Gautreau.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: July 5, 2018	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer